Note 13	6 Months Ended
Apr. 30, 2012
Earnings Per Share [Text Block]
13. Basic earnings per share is computed by dividing net income (loss) (the “numerator”) by the weighted-average number of common shares, adjusted for non-vested shares of restricted stock (the “denominator”) for the period.  The basic earnings per share calculation as of April 30, 2012 includes 9.6 million shares related to Purchase Contracts (issued as part of our 7.25% Tangible Equity Units) which are issuable in the future with no additional cash required to be paid by the holders thereof. Computing diluted earnings per share is similar to computing basic earnings per share, except that the denominator is increased to include the dilutive effects of options and non-vested shares of restricted stock.  Any options that have an exercise price greater than the average market price are considered to be anti-dilutive and are excluded from the diluted earnings per share calculation.

For the three months ended April 30, 2012, diluted earnings per common share were computed using the weighted average number of shares outstanding adjusted for the 0.1 million incremental shares attributed to non-vested stock and outstanding options to purchase common stock.   Incremental shares attributed to non-vested stock and outstanding options to purchase common stock of 0.06 million for the six months ended April 30, 2012, and 0.5 million for both the three and six months ended April 30, 2011 were excluded from the computation of diluted EPS because we had a net loss for the period, and any incremental shares would not be dilutive.

In addition, shares related to out-of-the money stock options that could potentially dilute basic EPS in the future that were not included in the computation of diluted EPS were 2.6 million and 4.2 million at April 30, 2012 and 2011 respectively, because to do so would have been anti-dilutive for the periods presented.